UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2025

STREAMLINE HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353
Alpharetta, GA 30009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 12, 2025, Mist Holding Co., a Delaware corporation and the parent company of Hayes Management Consulting LLC d/b/a MDaudit (“Parent”), completed the previously announced acquisition of Streamline Health Solutions, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of May 29, 2025 (the “Merger Agreement”), by and among the Company, Parent and MD BE Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(a)
each share of common stock, par value $0.01 per share, of the Company (each, a “Share”) issued and outstanding as of immediately prior to the Effective Time (other than (i) any Shares held by the Company as treasury stock and not held on behalf of third parties, any Shares owned by Parent or Merger Sub and any Shares owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub, which Shares were cancelled for no consideration, and (ii) any Shares held by holders who have not voted in favor of the adoption of the Merger Agreement (or consented thereto in writing) and who are entitled to demand, and who have perfected a demand, for appraisal rights of such Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware, as may be amended from time to time (the “DGCL”), the holders of which are entitled only to such rights as are granted by Section 262 of the DGCL with respect thereto from and after the Effective Time.)), was automatically be cancelled and converted into the right to receive $5.34 per Share in cash, without interest (the “Merger Consideration”);

(b)
each option to purchase Shares granted under the Company’s equity plans (each, a “Company Option”) that was outstanding and unexercised (whether vested or unvested) and had a per share exercise price that was less than the Merger Consideration was cancelled and converted into the right to receive an amount in cash equal to the product of (i) the number of Shares subject to such Company Option immediately prior to the Effective Time multiplied by (ii) the excess of (A) the Merger Consideration over (B) the exercise price per Shares of such Company Option, less applicable withholding taxes;

(c)
each Company Option that was outstanding and unexercised (whether vested or unvested) and had a per share exercise price that was equal to or greater than the Merger Consideration was cancelled for no consideration;

(d)
each restricted stock award corresponding to Shares granted under the Company’s equity plans (each, a “Company Restricted Share”) that was outstanding and unvested as of immediately prior to the Effective Time was cancelled and converted into the right to receive an amount in cash equal to the product of (i) the number of Shares corresponding to such Company Restricted Shares immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration, less applicable withholding taxes;

(e)
each warrant to purchase Shares (each, a “Company Warrant”) that was outstanding and unexercised and had a per share exercise price that was less than the Merger Consideration was cancelled and converted into the right to receive a cash payment equal to (i) the number of Shares subject to the Company Warrant immediately prior to the Effective Time multiplied by (ii) the excess of (A) the Merger Consideration over (B) the exercise price per Share subject to such Company Warrant, less applicable withholding taxes; and

(f)	each Company Warrant that was outstanding and unexercised with a per share exercise price that was equal to or greater than the Merger Consideration was cancelled for no consideration.

For additional information regarding the Merger Agreement and the transactions contemplated thereby, including the Merger, please see the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 10, 2025.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 29, 2025, and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, the Company terminated the Second Amended and Restated Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”), by and among the Company, certain of the Company’s subsidiaries and Western Alliance Bank. In connection with the termination of the Loan and Security Agreement, the Company repaid all loans, interest and other outstanding obligations under the Loan and Security Agreement and all other loan and security documents entered into in connection therewith were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 12, 2025, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Shares from Nasdaq and deregister the Shares under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Shares and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Shares on Nasdaq was halted prior to the opening of trading on August 12, 2025.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Merger, at the Effective Time, each Share that was issued and outstanding immediately prior to the Effective Time (except as described in clause (a) of the Introductory Note above) was cancelled and converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, as of the Effective Time, Wyche T. “Tee” Green, III, Matthew W. Etheridge, Justin J. Ferayorni, Kenan H. Lucas, Jonathan R. Phillips, Judith E. Starkey and Benjamin L. Stilwill, constituting all of the members of the board of directors of the Company immediately prior to the Effective Time, each resigned from the board of directors of the Company and from any and all committees thereof on which they served and ceased to be directors of the Company. At the Effective Time, Ritesh Ramesh became the sole director of the Surviving Corporation.

In connection with the Merger, as of the Effective Time, Wyche T. “Tee” Green, Benjamin L. Stilwell, Bryant J. Reeves, and Wendy Lovvorn, constituting all of the officers of the Company immediately prior to the Effective Time, resigned from their officer positions with the Company. At the Effective Time, Ritesh Ramesh, the Chief Executive Officer and President of Parent, was appointed as the Chief Executive Officer and President of the Surviving Corporation, and Nick Barnes, the Chief Financial Officer, Treasurer, and Secretary of Parent, was appointed as the Chief Financial Officer, Treasurer, and Secretary of the Surviving Corporation. Mr. Green also ceased to be an employee of the Company as of the Effective Time.

The foregoing resignations are by virtue of the consummation of the Merger and were not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company were each amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation of the Surviving Corporation and the Amended and Restated Bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On August 12, 2025, the Company and MDaudit issued a joint press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, by and among Parent, Company, and Merger Sub, dated May 29, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 29, 2025).

3.1#	Amended and Restated Certificate of Incorporation of Streamline Health Solutions, Inc.

3.2#	Amended and Restated Bylaws of Streamline Health Solutions, Inc.

99.1#	Press Release issued on August 12, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*
Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

# Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

By:	/s/ Nick Barnes
Name:	Nick Barnes
Title:	Chief Financial Officer, Treasurer and Secretary

Dated: August 13, 2025